CBF Reports First Quarter Results

April 22, 2016

EXHIBIT 99.1

CONTACT:
Kenneth A. Posner
Chief of Strategic Planning and Investor Relations
Phone: (212) 399-4020
E-mail: Kposner@cbfcorp.com

Capital Bank Financial Corp. Reports 1Q GAAP and Core EPS of $0.22 and $0.38

CHARLOTTE, N.C., April 22, 2016 (GLOBE NEWSWIRE) -- Capital Bank Financial Corp. (Nasdaq: CBF) (the “Company”) today reported net income for the first quarter of 2016 of $9.8 million, or $0.22 per diluted share, and core net income of $16.9 million, or $0.38 per diluted share. Core adjustments for the first quarter of 2016 included a pre-tax charge of $9.2 million, related to the early termination of the FDIC loss share agreements, $0.6 million of non-tax deductible merger related expenses, $1.1 million of tax deductible merger related expenses, and $0.1 million of severance. Year over year core net income and core net income per diluted share rose 30% and 41%, respectively.

First quarter highlights include:

•	Loan portfolio grew 11% year over year;

•	Total deposits were up 11% year over year, with a 21% sequential annualized growth in Core deposits;

•	Remaining FDIC loss share agreements were terminated;

•	Tangible Book Value per share increased to $19.77; and

•	Declared a $0.10 per share quarterly common stock dividend.

Gene Taylor, Chairman and Chief Executive Officer of Capital Bank Financial Corp., commented, “The highlight of the quarter was strong core deposit growth, tight expense control, and excellent credit metrics. As anticipated, loan portfolio growth slowed in the first quarter, reflecting the decision to put Capital Bank's prime indirect auto portfolio into run-off during the fourth quarter, which is one component of our strategy to improve profitability over the next two years.”
Chris Marshall, Chief Financial Officer of Capital Bank Financial Corp., added, “Integration planning for CommunityOne merger is nearly complete, thanks to hard work by teammates at both banks. We are looking forward to doing even more business with our customers upon closing.”

Loan Portfolio and Composition

During the first quarter, the loan portfolio was flat at $5.6 billion. New loans of $296 million were offset by loan resolutions totaling $29 million, and principal repayments of $265 million. New loan production during the first quarter was absent of indirect auto lending, which contributed $65 million during the prior quarter.

The effects of exiting indirect auto lending had a $68 million loan portfolio impact in comparison to the prior quarter, as shown below:

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CBF Reports First Quarter Results

April 22, 2016

(Dollars in millions)	Mar 31, 2016	Dec 31, 2015
Beginning balance of gross loans	$5,633	$5,405
New loan production	296	487
Principal repayments / resolutions	(294)	(259)
Ending balance of gross loans	$5,635	$5,633

Annualized loan growth rate	0%	17%

Indirect lending portfolio (contraction) growth	(34)	34

Effect of discontinuing indirect lending, quarter over quarter	(68)

Loan growth rate (excluding impact of indirect lending)	5%

The relative composition of the Company’s loan portfolio at the end of the first quarter of 2016 and fourth and first quarters of 2015 was as follows:

	Mar 31, 2016	Dec 31, 2015	Mar 31, 2015
Commercial real estate	22%	22%	23%
C&I	44%	43%	43%
Consumer	32%	32%	32%
Other	2%	3%	2%
Total	100%	100%	100%

Deposits Composition and Cost of Funds

During the first quarter, total deposits increased by $79.5 million to $5.9 billion. The sequential increase was mainly the result of the Company's continued focus on growing low-cost core deposits, which were up $213 million, or a 21% annualized rate. Partially offsetting the increase was a decrease in higher rate brokered deposits and time deposits, which were down $134 million. The cost of core deposits increased two basis points to 0.17%, mostly due to re-pricing of deposits as a result of the federal funds rate increase and increased money market balances. Core deposits include all checking, savings and money market accounts, excluding brokered, and now represent 70% of total deposits. Sequentially and year over year, the cost of total deposits increased two basis points and eight basis points, respectively, to 0.42%. The contractual cost of total deposits, which excludes purchase accounting, increased two basis point sequentially and four basis points year over year to 0.42%.

Net Interest Income and Net Interest Margin

Net interest income declined $0.7 million to $61.4 million from $62.1 million for the fourth quarter of 2015 mainly due to a shorter calendar, and increased $1.6 million from $59.7 million for the first quarter of 2015. The net interest margin for the first quarter of 2016 was 3.64%, a decline of six basis points sequentially and 32 basis points year over year. The sequential and year over year net interest margin decline was due to the lower average yield on new loans as compared to the yields of the Company's legacy acquired loans and the slight increase in the cost of total deposits. New and acquired non-impaired loans represent $4.6 billion with an average yield of 3.7%, compared to $1.0 billion of acquired loans outstanding with an average yield of 8.2%.

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CBF Reports First Quarter Results

April 22, 2016

Non-Interest Income

Non-interest income declined $8.0 million to $2.6 million from $10.6 million for the fourth quarter of 2015 and declined $7.4 million from $9.9 million for the first quarter of 2015. The sequential decline was mainly driven by the termination of the FDIC loss share agreements, which resulted in additional FDIC indemnification asset expense of $7.7 million when compared to last quarter, and a decline in bank-owned life insurance income, resulting from a death benefit in the fourth quarter of 2015. The year over year decline was mainly driven by a $6.7 million increase in FDIC indemnification asset expense as discussed above, and a $0.5 million decline in investment advisory fee income.

Provision for Loan and Lease Losses and Credit Quality

The provision of $1.4 million recorded for the first quarter of 2016 included a $1.4 million provision for new and acquired non-impaired loans. There was a de minimis amount of reversal of provision on legacy loans during the quarter. Net charge-offs for the first quarter of 2016 were $1.1 million, down from $2.3 million in the fourth quarter of 2015.

At March 31, 2016, the allowance for loan and lease losses was $45.3 million, of which $24.5 million related to acquired impaired loans and $20.8 million related to new and acquired non-impaired loans. The allowance for loan and lease losses represents 0.80% of the Company's total $5.6 billion loan portfolio.

At March 31, 2016, non-performing loans were $64.6 million, down 5% from December 31, 2015, and down 49%, from March 31, 2015, mainly as a result of resolutions and upgrades.

Non-Interest Expense

Non-interest expense declined $0.8 million to $46.9 million from $47.8 million for the fourth quarter of 2015 and declined $5.7 million from $52.6 million for the first quarter of 2015. The sequential decline was mainly due to the absence of a $4.2 million charge in fourth quarter resulting from the termination of a legacy debit card processing contract, and a decrease of legacy credit expenses. Partially offsetting the decline was a $2.3 million increase in employee compensation mostly due to a seasonality increase in tax and employee benefit expenses, and a $0.3 million increase in occupancy expense and equipment expense.

The year over year decline was mainly due to the absence of a $2.3 million restructuring charge in the first quarter from consolidation of facilities and severance, a $1.7 million decline in employee compensation resulting from cost savings initiatives, and lower legacy credit costs as discussed above.

Income Tax Expense

Income tax expense was $5.8 million for the first quarter of 2016, an effective rate of 37%, compared to $8.8 million and 37% for the fourth quarter of 2015. Income tax expense was $6.5 million and 36% for the first quarter of 2015.

Financial Position

Total assets increased by $503 million to $7.5 billion as of March 31, 2016, from $7.0 billion as of March 31, 2015. During the quarter, the Company’s loan portfolio was flat at $5.6 billion. Total deposits increased by $80 million to $5.9 billion, and Core deposits increased by $213 million, or a 21% annualized rate. FHLB borrowings decreased $60 million. Tangible book value per share was $19.77 as of March 31, 2016, an increase of $0.24 and $0.28 over December 31, 2015 and March 31, 2015, respectively. During the first quarter, the Company repurchased 148 thousand shares of common stock for $4.4 million at an average price of $29.61. The Company has $101 million remaining under the current board authorized stock repurchase program.

The Company’s bank subsidiary, Capital Bank Corporation, had preliminary Tier 1 Leverage, Tier 1 Common, Tier 1 Risk-Based and Total Risk-Based capital ratios of 11.1%, 13.0%, 13.0% and 13.7%, respectively, as of March 31, 2016, under currently applicable regulations.

The Company declared a cash dividend of $0.10 per share, payable on May 25, 2016, to shareholders of record as of May 11, 2016.

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CBF Reports First Quarter Results

April 22, 2016

Conference Call

The Company will host a conference call today at 10:00 a.m. Eastern Time.  The number to call for this interactive teleconference is (719) 325-2469, and the confirmation pass code is 3145353. Please dial in 10 minutes prior to the beginning of the call. A telephonic replay of the conference call will be available through April 29, 2016, by dialing (719) 457-0820 and entering pass code 3145353. The live broadcast of the conference call will be available online at the Company’s web site at www.capitalbank-us.com, by following the link to Investor Relations. An on-line replay of the call will be available at the same site for 90 days.

Forward-Looking Statements

Information in this press release contains forward-looking statements. Any statements about our expectations, beliefs, plans, predictions, forecasts, objectives, assumptions or future events or performance are not historical facts and may be forward-looking. These statements are often, but not always, made through the use of words or phrases such as “anticipate,” “believes,” “can,” “could,” “may,” “predicts,” “potential,” “should,” “will,” “estimate,” “plans,” “projects,” “continuing,” “ongoing,” “expects,” “intends” and similar words or phrases. Accordingly, these statements are only predictions and involve estimates, known and unknown risks, assumptions and uncertainties that could cause actual results to differ materially from those expressed in them. Our actual results could differ materially from those anticipated in such forward-looking statements as a result of several factors more fully described under the caption “Risk Factors” in the annual report on Form 10-K and other periodic reports filed by us with the Securities and Exchange Commission. Any or all of our forward-looking statements in this press release may turn out to be inaccurate. The inclusion of this forward-looking information should not be regarded as a representation by us or any other person that the future plans, estimates or expectations contemplated by us will be achieved. We have based these forward-looking statements largely on our current expectations and projections about future events and financial trends that we believe may affect our financial condition, results of operations, business strategy and financial needs. There are important factors that could cause our actual results, level of activity, performance or achievements to differ materially from the results, level of activity, performance or achievements expressed or implied by the forward looking statements including, but not limited to: (1) changes in general economic and financial market conditions; (2) changes in the regulatory environment; (3) economic conditions generally and in the financial services industry; (4) changes in the economy affecting real estate values; (5) our ability to achieve loan and deposit growth; (6) the completion of future acquisitions or business combinations and our ability to integrate any acquired businesses into our business model; (7) projected population and income growth in our targeted market areas; (8) competitive pressures in our markets and industry; (9) our ability to attract and retain key personnel; (10) changes in accounting policies or judgments and (11) volatility and direction of market interest rates and a weakening of the economy which could materially impact credit quality trends and the ability to generate loans. All forward-looking statements are necessarily only estimates of future results, and actual results may differ materially from expectations. You are, therefore, cautioned not to place undue reliance on such statements, which should be read in conjunction with the other cautionary statements that are included elsewhere in this press release. Further, any forward-looking statement speaks only as of the date on which it is made, and we undertake no obligation to update or revise any forward-looking statement to reflect events or circumstances after the date on which the statement is made or to reflect the occurrence of unanticipated events.

Use of Non-GAAP Financial Measures

Core net income, core efficiency ratio, core return-on-assets (“core ROA”), tangible book value and tangible book value per share are each non-GAAP measures used in this report.  A reconciliation to the most directly comparable GAAP financial measures – net income in the case of core net income and core ROA, total non-interest income and total non-interest expense in the case of core efficiency ratio, and total shareholders’ equity in the case of tangible book value and tangible book value per share – appears in tabular form at the end of this release.  The Company believes core net income, the core efficiency ratio and core ROA are useful for both investors and management to understand the effects of certain non-interest items and provide an alternative view of the Company’s performance over time and in comparison to the Company’s competitors.  These measures should not be viewed as a substitute for net income.  The Company believes that tangible book value and tangible book value per share are useful for both investors and management as these are measures commonly used by financial institutions, regulators and investors to measure the capital adequacy of financial institutions.  The Company believes these measures facilitate comparison of the quality and composition of the Company’s capital over time and in comparison to its competitors.  These measures should not be viewed as a substitute for total shareholders’ equity.

These non-GAAP measures have inherent limitations, are not required to be uniformly applied and are not audited.  They should not be considered in isolation or as a substitute for analysis of results reported under GAAP.  These non-GAAP measures may not be comparable to similarly titled measures reported by other companies.

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CBF Reports First Quarter Results

April 22, 2016

About Capital Bank Financial Corp.

Capital Bank Financial Corp. is a bank holding company, formed in 2009 to create a premier regional banking franchise in the southeastern United States. CBF is the parent of Capital Bank Corporation, a State of North Carolina chartered financial institution with $7.5 billion in total assets as of March 31, 2016, and 151 full-service banking offices throughout Florida, North and South Carolina, Tennessee and Virginia. To learn more about Capital Bank Financial Corporation, please visit www.capitalbank-us.com.

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CBF Reports First Quarter Results

April 22, 2016

 CAPITAL BANK FINANCIAL CORP.
CONSOLIDATED STATEMENTS OF INCOME
(Dollars and shares in thousands, except per share data)
(Unaudited)

	Three Months Ended
	Mar 31, 2016	Dec 31, 2015	Sep 30, 2015	Jun 30, 2015	Mar 31, 2015
Interest and dividend income	$69,472	$69,553	$68,718	$67,311	$66,046
Interest expense	8,105	7,475	7,081	6,626	6,317
Net Interest Income	61,367	62,078	61,637	60,685	59,729
Provision (reversal) for loan and lease losses	1,375	1,089	799	1,299	(841)
Net interest income after provision (reversal) for loan and lease losses	59,992	60,989	60,838	59,386	60,570
Non-Interest Income
Service charges on deposit accounts	4,811	4,911	5,472	5,189	4,705
Debit card income	3,086	3,029	3,113	3,176	2,964
Fees on mortgage loans originated and sold	971	875	990	1,278	1,147
Investment advisory and trust fees	497	597	860	1,125	1,006
FDIC indemnification asset expense	—	(1,526)	(1,418)	(2,499)	(2,439)
Termination of loss share agreements	(9,178)	—	—	—	—
Investment securities gains (losses), net	40	54	(43)	231	90
Other-than-temporary impairment loss on investments:
Gross impairment loss	—	—	—	(288)	—
Other income	2,339	2,657	2,444	2,151	2,447
Total non-interest income	2,566	10,597	11,418	10,363	9,920
Non-Interest Expense
Salaries and employee benefits	22,162	20,219	22,620	21,881	23,881
Stock-based compensation expense	317	—	309	108	284
Net occupancy and equipment expense	7,703	7,385	7,621	7,754	8,129
Computer services	3,575	3,479	3,471	3,343	3,397
Software expense	2,036	2,061	2,198	2,082	2,142
Telecommunication expense	1,532	1,168	1,515	1,367	1,380
OREO valuation expense	467	341	2,075	1,710	1,390
Net gains on sales of OREO	(679)	(801)	(351)	(957)	(7)
Foreclosed asset related expense	285	405	872	600	674
Loan workout expense	244	650	194	795	623
Conversion and merger related expense	1,687	704	—	—	—
Professional fees	1,612	1,529	1,958	1,723	1,734
Losses on extinguishment of debt	—	—	—	1,438	—
Restructuring charges, net	142	4,248	23	178	2,341
Contingent value right expense	—	—	—	4	116
Regulatory assessments	1,275	1,486	1,423	1,831	1,695
Other expense	4,580	4,882	4,418	5,645	4,868
Total non-interest expense	46,938	47,756	48,346	49,502	52,647
Income before income taxes	15,620	23,830	23,910	20,247	17,843
Income tax expense	5,780	8,809	8,589	7,257	6,454
Net income	$9,840	$15,021	$15,321	$12,990	$11,389

Earnings per share:
Basic	$0.23	$0.35	$0.34	$0.28	$0.25
Diluted	$0.22	$0.34	$0.33	$0.28	$0.24

Weighted average shares outstanding:
Basic	43,063	43,499	45,359	45,913	46,294
Diluted	43,904	44,550	46,534	47,220	47,632

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CBF Reports First Quarter Results

April 22, 2016

CAPITAL BANK FINANCIAL CORP.
CONSOLIDATED BALANCE SHEETS
(Dollars and shares in thousands)
(Unaudited)

	Mar 31, 2016	Dec 31, 2015	Mar 31, 2015
Assets
Cash and due from banks	$88,802	$87,985	$96,484
Interest-bearing deposits in other banks	93,218	56,711	143,497
Total cash and cash equivalents	182,020	144,696	239,981
Trading securities	3,418	3,013	2,853
Investment securities available-for-sale at fair value (amortized cost $657,631, $640,455 and $568,621, respectively)	663,925	637,329	575,593
Investment securities held-to-maturity at amortized cost (fair value $467,372, $475,134 and $457,939, respectively)	460,483	472,505	448,962
Loans held for sale	8,070	10,569	12,403
Loans, net of deferred loan costs and fees	5,626,887	5,622,147	5,065,606
Less: Allowance for loan and lease losses	45,263	45,034	48,225
Loans, net	5,581,624	5,577,113	5,017,381
Other real estate owned	48,505	52,776	71,453
FDIC indemnification asset	—	6,725	15,195
Receivable from FDIC	—	678	3,172
Premises and equipment, net	157,131	159,149	163,501
Goodwill	134,522	134,522	134,522
Intangible assets, net	14,166	15,100	17,943
Deferred income tax asset, net	95,363	105,316	121,083
Other assets	130,571	129,988	152,694
Total Assets	$7,479,798	$7,449,479	$6,976,736
Liabilities and Shareholders’ Equity
Liabilities
Deposits:
Non-interest bearing demand	$1,190,831	$1,121,160	$1,114,423
Interest bearing demand	1,402,342	1,382,732	1,405,390
Money market	1,262,581	1,190,121	924,228
Savings	420,073	418,879	491,394
Time deposits	1,663,906	1,747,318	1,428,121
Total deposits	5,939,733	5,860,210	5,363,556
Federal Home Loan Bank advances	400,849	460,898	356,043
Short-term borrowings	16,200	12,410	27,605
Long-term borrowings	86,328	85,777	139,975
Accrued expenses and other liabilities	39,695	43,919	35,208
Total liabilities	$6,482,805	$6,463,214	$5,922,387
Shareholders’ equity
Preferred stock $0.01 par value: 50,000 shares authorized, 0 shares issued	—	—	—
Common stock-Class A $0.01 par value: 200,000 shares authorized, 37,207 issued and 26,636 outstanding, 37,012 issued 26,589 outstanding and 37,310 issued and 30,037 outstanding, respectively.	372	370	373
Common stock-Class B $0.01 par value: 200,000 shares authorized, 18,327 issued and 16,554 outstanding, 18,327 issued and 16,554 outstanding and 18,369 issued and 16,595 outstanding, respectively.	183	183	184
Additional paid in capital	1,076,931	1,076,415	1,081,912
Retained earnings	214,268	208,742	169,792
Accumulated other comprehensive (loss) income	3,878	(5,196)	274
Treasury stock, at cost, 12,345, 12,196 and 9,047 shares, respectively	(298,639)	(294,249)	(198,186)
Total shareholders’ equity	996,993	986,265	1,054,349
Total Liabilities and Shareholders’ Equity	$7,479,798	$7,449,479	$6,976,736

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CBF Reports First Quarter Results

April 22, 2016

CAPITAL BANK FINANCIAL CORP.
KEY METRICS
(Dollars in thousands)
(Unaudited)

	Three Months Ended
	Mar 31, 2016	Dec 31, 2015	Sep 30, 2015	Jun 30, 2015	Mar 31, 2015
Performance Ratios
Interest rate spread	3.50%	3.57%	3.68%	3.79%	3.83%
Net interest margin	3.64%	3.70%	3.82%	3.94%	3.96%
Return on average assets	0.53%	0.82%	0.86%	0.75%	0.66%
Return on average shareholders' equity	3.96%	5.99%	5.85%	4.90%	4.29%
Efficiency ratio	73.42%	65.71%	66.18%	69.67%	75.59%
Average interest-earning assets to average interest-bearing liabilities	129.54%	129.55%	132.10%	133.39%	131.94%
Average loans receivable to average deposits	95.66%	96.68%	96.01%	94.12%	95.47%
Yield on interest-earning assets	4.11%	4.14%	4.26%	4.36%	4.38%
Cost of interest-bearing liabilities	0.62%	0.57%	0.58%	0.57%	0.55%
Asset and Credit Quality Ratios-Total Loans
Non-accrual loans	$8,526	$8,945	$9,647	$9,807	$11,482
Nonperforming acquired loans	$56,041	$59,194	$72,023	$83,515	$115,865
Nonperforming loans to loans receivable	1.15%	1.21%	1.51%	1.79%	2.51%
Nonperforming assets to total assets	1.51%	1.63%	1.88%	2.23%	2.85%
Covered loans to total gross loans	—%	1.30%	1.45%	3.39%	3.71%
ALLL to nonperforming assets	39.97%	37.13%	33.88%	30.56%	24.22%
ALLL to total gross loans	0.80%	0.80%	0.86%	0.92%	0.95%
Annualized net charge-offs/average loans	0.08%	0.17%	0.20%	0.12%	0.09%
Asset and Credit Quality Ratios-New Loans
Nonperforming new loans to total new loans receivable	0.11%	0.11%	0.17%	0.19%	0.22%
New loans ALLL to total gross new loans	0.47%	0.47%	0.51%	0.59%	0.61%
Asset and Credit Quality Ratios-Acquired Loans
Nonperforming acquired loans to total acquired loans receivable	4.67%	4.69%	5.21%	5.58%	7.30%
Covered acquired loans to total gross acquired loans	—%	5.43%	5.45%	11.38%	11.47%
Acquired loans ALLL to total gross acquired loans	1.93%	1.83%	1.80%	1.71%	1.67%
Capital Ratios (Company)
Total average shareholders' equity to total average assets	13.35%	13.67%	14.79%	15.41%	15.48%
Tangible common equity ratio (1)	11.57%	11.46%	12.26%	13.15%	13.22%
Tier 1 leverage capital ratio	12.49%	12.67%	13.60%	14.66%	14.42%
Tier 1 common capital ratio	13.38%	14.73%	14.44%	16.07%	16.42%
Tier 1 risk-based capital ratio	14.58%	13.63%	15.60%	17.33%	17.70%
Total risk-based capital ratio	15.32%	15.47%	16.38%	18.18%	18.66%
Capital Ratios (Bank)
Tangible common equity ratio (1)	11.45%	11.20%	11.36%	11.35%	11.32%
Tier 1 leverage capital ratio	11.10%	11.09%	11.19%	11.15%	10.89%
Tier 1 common capital ratio	12.95%	12.89%	12.85%	13.18%	13.34%
Tier 1 risk-based capital ratio	12.95%	12.89%	12.85%	13.18%	13.34%
Total risk-based capital ratio	13.72%	13.68%	13.69%	14.10%	14.30%

(1) See "Reconciliation of Non-GAAP Measures"

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CBF Reports First Quarter Results

April 22, 2016

CAPITAL BANK FINANCIAL CORP.
LOANS AND DEPOSITS
(Dollars in thousands)
(Unaudited)

	Mar 31, 2016	Dec 31, 2015	Sep 30, 2015	Jun 30, 2015	Mar 31, 2015
Loans
Non-owner occupied commercial real estate	$850,766	$866,392	$847,225	$834,351	$823,763
Other commercial construction and land	194,971	196,795	192,283	182,283	180,166
Multifamily commercial real estate	75,737	80,708	82,762	76,754	88,980
1-4 family residential construction and land	96,703	93,242	87,193	78,572	66,547
Total commercial real estate	1,218,177	1,237,137	1,209,463	1,171,960	1,159,456
Owner occupied commercial real estate	1,095,460	1,104,972	1,065,875	1,030,111	1,038,493
Commercial and industrial	1,375,233	1,309,704	1,219,101	1,181,451	1,125,708
Lease financing	1,088	1,256	1,488	1,661	1,834
Total commercial	2,471,781	2,415,932	2,286,464	2,213,223	2,166,035
1-4 family residential	1,015,071	1,017,791	985,982	959,224	928,832
Home equity loans	368,510	375,276	373,993	375,271	379,946
Indirect auto loans	317,863	351,817	318,841	263,723	222,087
Other consumer loans	84,108	84,661	82,483	77,867	74,666
Total consumer	1,785,552	1,829,545	1,761,299	1,676,085	1,605,531
Other	159,447	150,102	147,718	145,146	146,987
Total loans	$5,634,957	$5,632,716	$5,404,944	$5,206,414	$5,078,009

Deposits
Non-interest bearing demand	$1,190,831	$1,121,160	$1,099,252	$1,132,085	$1,114,423
Interest bearing demand	1,402,342	1,382,732	1,251,365	1,367,123	1,405,390
Money market	1,162,546	1,040,086	927,391	991,520	924,228
Savings	420,073	418,879	436,385	479,885	491,394
Total core deposits	4,175,792	3,962,857	3,714,393	3,970,613	3,935,435
Wholesale money market	100,035	150,035	78,015	—	—
Time deposits	1,663,906	1,747,318	1,773,170	1,521,810	1,428,121
Total deposits	$5,939,733	$5,860,210	$5,565,578	$5,492,423	$5,363,556

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CBF Reports First Quarter Results

April 22, 2016

CAPITAL BANK FINANCIAL CORP.
LEGACY CREDIT EXPENSES
(Dollars in thousands)
(Unaudited)

	Three Months Ended
	Mar 31, 2016	Dec 31, 2015	Sep 30, 2015	Jun 30, 2015	Mar 31, 2015
Provision (reversal) on legacy loans	$9	$(1,161)	$492	$(523)	$(1,926)
FDIC indemnification asset expense	—	1,526	1,418	2,499	2,439
OREO valuation expense	467	341	2,075	1,710	1,390
Termination of loss share agreements	9,178	—	—	—	—
Net gains on sales of OREO	(679)	(801)	(351)	(957)	(7)
Foreclosed asset related expense	285	405	872	600	674
Loan workout expense	244	650	194	795	623
Salaries and employee benefits	522	549	797	796	832
Total legacy credit expenses	$10,026	$1,509	$5,497	$4,920	$4,025

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CBF Reports First Quarter Results

April 22, 2016

CAPITAL BANK FINANCIAL CORP.
QUARTERLY AVERAGE BALANCES AND YIELDS
(Dollars in thousands)
(Unaudited)

	Three Months Ended March 31, 2016			Three Months Ended December 31, 2015
	Average Balances	Interest	Yield/Rate	Average Balances	Interest	Yield/Rate
Interest earning assets
Loans (1)	$5,611,488	$63,009	4.52%	$5,496,222	$63,035	4.55%
Investment securities (1)	1,122,523	6,483	2.32%	1,119,848	6,355	2.25%
Interest bearing deposits in other banks	73,188	84	0.46%	40,177	23	0.23%
Other earning assets (2)	25,136	315	5.04%	42,473	553	5.17%
Total interest earning assets	6,832,335	$69,891	4.11%	6,698,720	$69,966	4.14%
Non-interest earning assets	618,087			633,796
Total assets	$7,450,422			$7,332,516
Interest bearing liabilities
Time deposits	$1,689,653	$4,120	0.98%	$1,774,732	$4,124	0.92%
Money market	1,247,333	1,067	0.34%	1,081,968	780	0.29%
Interest bearing demand	1,370,957	648	0.19%	1,286,737	529	0.16%
Savings	419,588	227	0.22%	426,686	236	0.22%
Total interest bearing deposits	4,727,531	6,062	0.52%	4,570,123	5,669	0.49%
Short-term borrowings and FHLB advances	460,892	532	0.46%	515,302	365	0.28%
Long-term borrowings	85,986	1,511	7.07%	85,438	1,441	6.69%
Total interest bearing liabilities	5,274,409	8,105	0.62%	5,170,863	$7,475	0.57%
Non-interest bearing demand	1,138,782			1,114,932
Other liabilities	42,418			44,479
Shareholders’ equity	994,813			1,002,242
Total liabilities and shareholders’ equity	$7,450,422			$7,332,516
Net interest income and spread		$61,786	3.50%		$62,491	3.57%
Net interest margin			3.64%			3.70%

(1) Presented on a fully tax equivalent basis
(2) Includes Federal Reserve Bank, Federal Home Loan Bank and Bankers Bank stocks

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CBF Reports First Quarter Results

April 22, 2016

CAPITAL BANK FINANCIAL CORP.
QUARTERLY AVERAGE BALANCES AND YIELDS
(Dollars in thousands)
(Unaudited)

	Three Months Ended March 31, 2016			Three Months Ended March 31, 2015
	Average Balances	Interest	Yield/Rate	Average Balances	Interest	Yield/Rate
Interest earning assets
Loans (1)	$5,611,488	$63,009	4.52%	$5,044,763	$60,710	4.88%
Investment securities (1)	1,122,523	6,483	2.32%	1,014,448	5,141	2.06%
Interest bearing deposits in other banks	73,188	84	0.46%	58,654	33	0.23%
Other earning assets (2)	25,136	315	5.04%	50,803	688	5.49%
Total interest earning assets	6,832,335	$69,891	4.11%	6,168,668	$66,572	4.38%
Non-interest earning assets	618,087			685,654
Total assets	$7,450,422			$6,854,322
Interest bearing liabilities
Time deposits	$1,689,653	$4,120	0.98%	$1,409,605	$2,999	0.86%
Money market	1,247,333	1,067	0.34%	914,385	554	0.25%
Interest bearing demand	1,370,957	648	0.19%	1,397,011	592	0.17%
Savings	419,588	227	0.22%	496,907	265	0.22%
Total interest bearing deposits	4,727,531	$6,062	0.52%	4,217,908	4,410	0.42%
Short-term borrowings and FHLB advances	460,892	532	0.46%	319,901	182	0.23%
Long-term borrowings	85,986	1,511	7.07%	137,394	1,725	5.09%
Total interest bearing liabilities	5,274,409	8,105	0.62%	4,675,203	$6,317	0.55%
Non-interest bearing demand	1,138,782			1,066,401
Other liabilities	42,418			51,653
Shareholders’ equity	994,813			1,061,065
Total liabilities and shareholders’ equity	$7,450,422			$6,854,322
Net interest income and spread		$61,786	3.50%		$60,255	3.83%
Net interest margin			3.64%			3.96%

(1) Presented on a fully tax equivalent basis
(2) Includes Federal Reserve Bank, Federal Home Loan Bank and Bankers Bank stocks

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CBF Reports First Quarter Results

April 22, 2016

CAPITAL BANK FINANCIAL CORP.
RECONCILIATION OF NON-GAAP MEASURES
(Dollars in thousands)
(Unaudited)

CORE NET INCOME	Three Months Ended
	Mar 31, 2016		Dec 31, 2015		Mar 31, 2015
Net Income	$9,840	$9,840	$15,021	$15,021	$11,389	$11,389
	Pre-Tax	After-Tax	Pre-Tax	After-Tax	Pre-Tax	After-Tax
Adjustments
Non-interest income
Indemnification asset termination	9,178	5,670	—	—	—	—
Security (gains) losses*	(40)	(25)	(54)	(33)	(90)	(55)
Non-interest expense
Stock-based compensation expense*	—	—	—	—	95	58
Contingent value right expense*	—	—	—	—	116	72
Severance expense*	75	46	—	—	111	68
Restructuring expense*	142	88	32	20	2,341	1,444
Conversion costs and merger tax deductible*	1,107	684	33	20	—	—
Legal merger non deductible	580	580	673	673	—	—
Contract termination*	—	—	4,215	2,594	—	—
Tax effect of adjustments*	(3,999)	N/A	(1,625)	N/A	(986)	N/A
Core Net Income	$16,883	$16,883	$18,295	$18,295	$12,976	$12,976

Diluted shares	43,904		44,550		47,632
Core Net Income per share	$0.38		$0.41		$0.27
Average Assets	7,450,422		7,332,516		6,854,322

ROA**	0.53%		0.82%		0.66%
Core ROA***	0.91%		1.00%		0.76%

* Tax effected at an income tax rate of 38%
** ROA: Annualized net income / Average assets
*** Core ROA: Annualized core net income / Average assets

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CBF Reports First Quarter Results

April 22, 2016

CAPITAL BANK FINANCIAL CORP.
RECONCILIATION OF NON-GAAP MEASURES (Continuation)
(Dollars in thousands)
(Unaudited)

CORE EFFICIENCY RATIO	Three Months Ended
	Mar 31, 2016	Dec 31, 2015	Sep 30, 2015	Jun 30, 2015	Mar 31, 2015
Net interest income	$61,367	$62,078	$61,637	$60,685	$59,729

Reported non-interest income	2,566	10,597	11,418	10,363	9,920
Indemnification asset termination	(9,178)	—	—	—	—
Less: Securities gains (losses)	40	54	(43)	(57)	90
Core non-interest income	$11,704	$10,543	$11,461	$10,420	$9,830

Reported non-interest expense	$46,938	$47,756	$48,346	$49,502	$52,647
Less: Stock-based compensation expense	—	—	—	—	95
Contingent value right expense	—	—	—	4	116
Severance expense	75	—	63	14	111
Loss on extinguishment of debt	—	—	—	1,438	—
Conversion costs and merger tax deductible	1,107	33	—	—	—
Legal merger non deductible	580	—	—	—	—
Restructuring expense	142	—	23	178	2,341
Contract termination	—	4,215	—	—	—
Conversion and severance expenses (conversion and merger expenses and salaries and employees benefits)	—	704	—	—	—
Core non-interest expense	$45,034	$42,804	$48,260	$47,868	$49,984

Efficiency ratio*	73.42%	65.71%	66.18%	69.67%	75.59%
Core efficiency ratio**	61.63%	58.94%	66.02%	67.32%	71.86%

* Efficiency Ratio: Non-interest expense / (Non-interest income + Net interest income)
** Core Efficiency Ratio: Core non-interest expense / (Core non-interest income + Net interest income)

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CBF Reports First Quarter Results

April 22, 2016

CAPITAL BANK FINANCIAL CORP.
RECONCILIATION OF NON-GAAP MEASURES (Continuation)
(Dollars and shares in thousands, except per share data)
(Unaudited)

TANGIBLE BOOK VALUE	Three Months Ended
	Mar 31, 2016	Dec 31, 2015	Sep 30, 2015	Jun 30, 2015	Mar 31, 2015
Total shareholders' equity	$996,993	$986,265	$1,022,642	$1,059,346	$1,054,349
Less: goodwill and intangible assets, net of taxes	(143,304)	(143,863)	(144,447)	(145,035)	(145,622)
Tangible book value*	$853,689	$842,402	$878,195	$914,311	$908,727
Common shares outstanding	43,189	43,143	44,466	46,440	46,632
Tangible book value per share	$19.77	$19.53	$19.75	$19.69	$19.49

* Tangible book value is equal to book value less goodwill and core deposit intangibles, net of related deferred tax liabilities.

TANGIBLE COMMON EQUITY RATIO	Three Months Ended
	Mar 31, 2016	Dec 31, 2015	Sep 30, 2015	Jun 30, 2015	Mar 31, 2015
Total shareholders' equity	$996,993	$986,265	$1,022,642	$1,059,346	$1,054,349
Less: goodwill and intangible assets	(148,688)	(149,622)	(150,567)	(151,517)	(152,465)
Tangible common equity	$848,305	$836,643	$872,075	$907,829	$901,884
Total assets	$7,479,798	$7,449,479	$7,261,196	$7,054,501	$6,976,736
Less: goodwill and intangible assets	(148,688)	(149,622)	(150,567)	(151,517)	(152,465)
Tangible assets	$7,331,110	$7,299,857	$7,110,629	$6,902,984	$6,824,271
Tangible common equity ratio	11.57%	11.46%	12.26%	13.15%	13.22%

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